Section 19(a) Notification of Sources of Distribution

Distribution Period	June 2012

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable June 29, 2012, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.060	48%	0.416	48%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.000	0%	0.311	35%
Return of Capital	0.065	52%	0.148	17%
Total (per common share)	0.125	100%	0.875	100%

Average annual total return (in relation to NAV) from commencement of operations through 5/31/2012	15.72%
Annualized current distribution rate expressed as a percentage of NAV as of 5/31/2012	5.93%

Cumulative total return (in relation to NAV) for the fiscal year through 5/31/2012	2.73%
Cumulative fiscal year distributions as a percentage of NAV as of 5/31/2012	3.46%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call TPZ at 1-866-362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com

Section 19(a) Notification of Sources of Distribution

Distribution Period	July 2012

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable July 31, 2012, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.061	48%	0.476	48%
Net Realized Short-Term Capital Gains	0.000	0%	0.000	0%
Net Realized Long-Term Capital Gains	0.000	0%	0.356	35%
Return of Capital	0.064	52%	0.168	17%
Total (per common share)	0.125	100%	1.000	100%

Average annual total return (in relation to NAV) from commencement of operations through 6/30/2012	15.94%
Annualized current distribution rate expressed as a percentage of NAV as of 6/30/2012	5.85%

Cumulative total return (in relation to NAV) for the fiscal year through 6/30/2012	4.55%
Cumulative fiscal year distributions as a percentage of NAV as of 6/30/2012	3.90%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call TPZ at 1-866-362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com

Section 19(a) Notification of Sources of Distribution

Distribution Period	August 2012

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable August 31, 2012, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.060	48%	0.533	47%
Net Realized Short-Term Capital Gains	0.001	1%	0.003	0%
Net Realized Long-Term Capital Gains	0.026	21%	0.480	43%
Return of Capital	0.038	30%	0.109	10%
Total (per common share)	0.125	100%	1.125	100%

Average annual total return (in relation to NAV) from commencement of operations through 7/31/2012	16.81%
Annualized current distribution rate expressed as a percentage of NAV as of 7/31/2012	5.68%

Cumulative total return (in relation to NAV) for the fiscal year through 7/31/2012	8.30%
Cumulative fiscal year distributions as a percentage of NAV as of 7/31/2012	4.26%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call TPZ at 1-866-362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com

Section 19(a) Notification of Sources of Distribution

Distribution Period	September 2012

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable September 28, 2012, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.057	46%	0.588	47%
Net Realized Short-Term Capital Gains	0.000	0%	0.002	0%
Net Realized Long-Term Capital Gains	0.000	0%	0.446	36%
Return of Capital	0.068	54%	0.214	17%
Total (per common share)	0.125	100%	1.250	100%

Average annual total return (in relation to NAV) from commencement of operations through 8/31/2012	16.63%
Annualized current distribution rate expressed as a percentage of NAV as of 8/31/2012	5.66%

Cumulative total return (in relation to NAV) for the fiscal year through 8/31/2012	9.19%
Cumulative fiscal year distributions as a percentage of NAV as of 8/31/2012	4.72%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call TPZ at 1-866-362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com

Section 19(a) Notification of Sources of Distribution

Distribution Period	October 2012

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable October 31, 2012, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.059	47%	0.652	47%
Net Realized Short-Term Capital Gains	0.000	0%	0.003	0%
Net Realized Long-Term Capital Gains	0.000	0%	0.491	36%
Return of Capital	0.066	53%	0.229	17%
Total (per common share)	0.125	100%	1.375	100%

Average annual total return (in relation to NAV) from commencement of operations through 9/30/2012	16.94%
Annualized current distribution rate expressed as a percentage of NAV as of 9/30/2012	5.57%

Cumulative total return (in relation to NAV) for the fiscal year through 9/30/2012	11.54%
Cumulative fiscal year distributions as a percentage of NAV as of 9/30/2012	5.10%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call TPZ at 1-866-362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com

Section 19(a) Notification of Sources of Distribution

Distribution Period	November 2012

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable November 30, 2012, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions
	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.060	48%	0.713	48%
Net Realized Short-Term Capital Gains	0.000	0%	0.004	0%
Net Realized Long-Term Capital Gains	0.064	51%	0.727	48%
Return of Capital	0.001	1%	0.056	4%
Total (per common share)	0.125	100%	1.500	100%

Average annual total return (in relation to NAV) from commencement of operations through 10/31/2012	16.58%
Annualized current distribution rate expressed as a percentage of NAV as of 10/31/2012	5.58%

Cumulative total return (in relation to NAV) for the fiscal year through 10/31/2012	11.89%
Cumulative fiscal year distributions as a percentage of NAV as of 10/31/2012	5.58%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ's goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300 | Leawood, KS 66211 | p: 913.981.1020 | f: 913.981.1021 | www.tortoiseadvisors.com